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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-13063 (Commission File Number)	81-0422894 (IRS Employer Identification No.)

750 Lexington Avenue, New York, New York 10022
(Address of registrant's principal executive office)

(212) 754-2233
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD disclosure.

On November 5, 2014, Scientific Games Corporation (the "Company") issued a press release relating to the proposed offering of senior secured notes and senior unsecured notes (the "Offering") to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Offering, the Company is providing prospective purchasers with an offering memorandum that includes certain unaudited pro forma condensed combined financial statements giving effect to the Company's pending acquisition (the "Bally Acquisition") of Bally Technologies, Inc. ("Bally"), the contemplated financing transactions in connection with the Bally Acquisition, Bally's acquisitions of SHFL entertainment, Inc. ("SHFL") in November 2013 (the "SHFL Acquisition") and Dragonplay Ltd. in July 2014 (the "Dragonplay Acquisition"), the Company's acquisition of WMS Industries Inc. ("WMS") in October 2013 (the "WMS Acquisition"), and the refinancing of the Company's 9.250% senior subordinated notes due 2019 in June 2014 (the foregoing acquisitions and financing transactions collectively referred to as the "Transactions") as if the Transactions had occurred on January 1, 2013 (in the case of statement of operations and operating data for the year ended December 31, 2013 and the nine months ended September 30, 2014) or October 1, 2013 (in the case of statement of operations and operating data for the 12 months ended September 30, 2014) or September 30, 2014 (in the case of balance sheet data). The unaudited pro forma condensed combined financial statements and select summary historical and pro forma financial information of the Company and Bally are attached hereto as Exhibit 99.2 and are incorporated by reference herein. This pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the operating results or financial condition actually would have been had the Transactions been completed on the date indicated. In addition, the pro forma information does not purport to project our future operating results or financial condition. The pro forma financial information also does not reflect (1) anticipated cost synergies and anticipated costs to achieve anticipated cost synergies (except where indicated) or (2) the impact of non-recurring items directly related to the Transactions. This pro forma financial information should be read in conjunction with the historical financial statements of the Company, Bally, SHFL and WMS.

In connection with the Offering, the Company also disclosed certain additional information in the offering memorandum and the related roadshow presentation, including the information attached hereto as Exhibit 99.3, which is incorporated by reference herein.

The information contained under Item 7.01 in this Current Report on Form 8-K (this "Report"), including Exhibits 99.1, 99.2 and 99.3, is being furnished and, as a result, such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

This Report, including Exhibits 99.1, 99.2 and 99.3, contain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon management's current expectations, beliefs, assumptions and estimates and are not guarantees of timing, future results or performance. These forward-looking statements involve certain risks and uncertainties and other factors that could cause actual results to differ materially from those indicated in such forward-looking statements, as discussed further in the press release hereto as Exhibit 99.1.

Item 9.01.    Financial statements and exhibits.

(d)
Exhibits

Exhibit no.	Description

99.1	Press Release of Scientific Games Corporation, dated November 5, 2014
99.2	Unaudited Pro Forma Condensed Combined Financial Statements and Select Summary Historical and Pro Forma Financial Information
99.3	Certain other information regarding Pro Forma Revenue

 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION
By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Vice President—Worldwide Legal Affairs and Corporate Secretary

Date: November 5, 2014

 Exhibit index

Exhibit no.	Description

99.1	Press Release of Scientific Games Corporation, dated November 5, 2014
99.2	Unaudited Pro Forma Combined Financial Statements and Select Summary Historical and Pro Forma Financial Information.
99.3	Certain other information regarding Pro Forma Revenue

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  Item 7.01. Regulation FD disclosure.
  Item 9.01. Financial statements and exhibits.
Signatures
Exhibit index